Exhibit 10.2

BORROWING BASE REDETERMINATION AGREEMENT
AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This BORROWING BASE REDETERMINATION AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 26, 2019 (the “Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a “Lender”), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.

The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of July 16, 2019 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).

B.

The Borrower has provided the necessary reserve report information for the Administrative Agent and the Lenders to complete the fall 2019 Scheduled Redetermination of the Borrowing Base and, after reviewing such reserve information, the Administrative Agent has recommended (i) reaffirming the Borrowing Base to $1,575,000,000, and (ii) maintaining the Aggregate Maximum Credit Amount at $1,500,000,000.

C.

Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent and the Borrower have entered into this Amendment in order to redetermine the Borrowing Base and to amend the Credit Agreement, all as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendment to Credit Agreement.  Section 1.4 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (b) of the proviso therein and inserting a comma in place thereof, (ii) deleting the period at the end of clause (b), and (iii) inserting in place thereof the following new text:

“, and (c) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of ASC 825 and ASC 470-20 on financial liabilities shall be disregarded.”

Section 3.Reaffirmation of Borrowing Base and Confirmation of Aggregate Maximum Credit Amount.  The Borrower and the Lenders agree that on and as of the Effective Date, the Borrowing Base shall be, and hereby is, reaffirmed at $1,575,000,000, which Borrowing

Base share remain in effect until otherwise redetermined or adjusted in accordance with the Credit Agreement.  Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the foregoing redetermination of the Borrowing Base shall constitute the regularly Scheduled Redetermination of the Borrowing Base for the fall of 2019 and shall not constitute an Interim Redetermination of the Borrowing Base pursuant to Section 2.4 of the Credit Agreement.  For the avoidance of doubt, the Maximum Aggregate Credit Amount shall be remain at $1,500,000,000 on and after the Effective Date.

Section 4.Ratification.  The Borrower, for itself and the other Loan Parties, hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 5.Effectiveness.  This Amendment shall become effective on the Effective Date upon satisfaction of all of the conditions set forth in this Section 4:

(a)The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Required Lenders; and

(b)The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 6.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 7.Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy

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of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Borrowing Base Redetermination Agreement and First Amendment to Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

/s/ Roland O. Burns
President

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent, Issuing Bank and Lender

/s/ James V. Ducote
Managing Partner

[LENDER], as a Lender

/s/ Raza Jafferi
Director

Signature Page